SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2000

SEARS, ROEBUCK AND CO.

(Exact name of registrant as specified in charter)

New York
1-416
36-1750680

(State or Other   (Commission File
Number)  (IRS Employer

Jurisdiction of
Identification No.)

Incorporation)

3333 Beverly Road, Hoffman Estates, Illinois
60179

(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area
code: (847) 286-2500

Item 5. Other Events.

    On April 17, 2000, the Registrant
issued the press release attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial
Information and Exhibits.

    The Exhibit Index on page
E-1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.

By: /s/Jeffrey N. Boyer

Jeffrey N. Boyer

Chief Financial Officer

Date: April 17, 2000

EXHIBITS

99. Sears, Roebuck and Co. press release dated
April 17, 2000.

E-1